UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On July 23, 2015, Barnes & Noble, Inc. (the “Company”) sent a notice (the “Blackout Notice”) to its directors and executive officers informing them that they will be subject to certain trading restrictions with respect to shares of Company common stock as a result of a blackout imposed in connection with the previously announced spin-off of Barnes & Noble Education, Inc. (the “Spin-off”) on participants in the Company’s 401(k) Plan (the “Plan”) holding units of the Company’s unitized stock fund that primarily invests in Company common stock (the “Company Common Stock Fund”). The Blackout Notice was sent pursuant to Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR, which generally impose certain restrictions on trading in issuer equity securities by directors and executive officers in the event that 50% or more of an issuer’s plan participants are so restricted with respect to the shares in their plan accounts. Federal law generally requires 30 days advance notice of a blackout period. The Plan administrator was unable to provide this notice because (i) the blackout period was dependent on a closing date for the Spin-off transaction which was not identified until July 14, 2015 and (ii) the operational processes necessary to spin-off the Company Common Stock Fund could not be established until July 14, 2015. The Plan administrator has decided to impose restrictions on the units of the Company Common Stock Fund held in the Plan in order to facilitate the addition of units of a Barnes & Noble Education, Inc. unitized stock fund that primarily invests in Barnes & Noble Education, Inc’s common stock to accounts in the Plan in connection with the Spin-off. The blackout period is expected to begin on July 31, 2015, and end during the week of August 2, 2015. During the blackout period, holdings in the Company Common Stock Fund are not available for exchange-outs and loans or distributions.

      A copy of the Blackout Notice is attached to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
99.1	Blackout Notice, dated July 23, 2015, provided to directors and executive officers of Barnes & Noble, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.

By:	/s/ Bradley A. Feuer
Name: Bradley A. Feuer
Title: Vice President, General Counsel and Corporate Secretary

Date:  July 27, 2015

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Blackout Notice, dated July 23, 2015, provided to directors and executive officers of Barnes & Noble, Inc.